U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On October 4, 2010, we issued a press release announcing that we signed a new contract with the Department of Energy. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 8.01	Other Events

On September 30, 2010, we signed a new contract with the Department of Energy (DOE) to continue development of clean coal technology to capture carbon dioxide from coal-fired power plants and industrial sources. We will be the prime contractor for the $19 million project that will be administered by DOE’s National Energy Technology Laboratory (NETL) which is providing $15 million of the funding. We expect $4 million in co-funding and support to be provided by several major utility companies.

The project provides funding to advance ADA’s commercialization plan for regenerable solid-sorbent technology, which is designed to capture carbon dioxide generated by coal-fired power plants. In 2010, ADA began the first field tests of this technology on a $3.2 million program co-funded by DOE and several utility companies. Work will begin immediately on the new contract, which is expected to run for 51 months to scale-up the technology to the 1 megawatt level, a key step in the technology development process.

Forward- Looking Statements Cautionary Advice

This Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. The forward-looking statements are statements regarding our expectations concerning funding for and participation in the project, expected results and timeframe of the project. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management. Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, lack of government funding or co-funding by industry partners; termination or cancellation of the project by DOE; failure of the project to meet its objectives; failure of the DOE to approve subcontracts; changes in laws and regulations, prices and economic conditions; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC).

The foregoing discussion concerning Forward-Looking Statements Cautionary Advice is intended to supplement the “risk-factor” disclosures in our filings with the SEC, which discussions are incorporated in this Form 8-K by reference. You are cautioned not to place undue reliance on our forward-looking statements and to consult filings we make with the SEC for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

Item 9.01.	Financial Statements and Exhibits

(d)	The following item is furnished as an exhibit to this report:

99.1	Press Release, ADA-ES Signs $19 Million Contract with DOE to Scale up Clean Coal Technology, dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2010

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies Mark H. McKinnies Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated October 4, 2010